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                                                                 Exhibit 10.12.a


                                   AMENDMENT
                                    TO THE
                                FMC CORPORATION
                       DEFINED BENEFIT RETIREMENT TRUST


     THIS AGREEMENT is made effective as of the 30/th/ day of April, 2001 by and between FMC CORPORATION (the "Company"), a Delaware corporation, and THE NORTHERN TRUST COMPANY, an Illinois corporation of Chicago, Illinois (the "Trustee");

     WHEREAS the Company and the Trustee executed the FMC Corporation Defined Benefit Retirement Trust (the "Trust") dated the 2nd day of October, 2000; and

     WHEREAS the Company and the Trustee desire to amend the Trust pursuant to Article Eight;

     NOW, THEREFORE, the sections of the Trust set forth below are amended as follows, effective as of May 1, 2001, except as otherwise provided below, but all other sections of the Trust shall remain in full force and effect.


1. The following language is hereby inserted into the third paragraph between "date of this Agreement" and ", all investments and reinvestments thereof":

     "or hereafter acquired by the Trustee as Trustee in connection with a Plan for which this Agreement is adopted as the funding medium,".

2. The language "the Plan" is hereby replaced with "a Plan" in Sections 1.1, 1.12, 2.1, 9.3 in the sixth line, and 9.6.

3. The language "the Plan" is hereby replaced with "each Plan" in Sections 1.3, 5.1, 9.3 in the third line, and 9.7.

4. The sixth line of Section 1.9 is hereby amended to replace "for assuring that the Plan does not violate any provisions of" with "for assuring that no Plan violates any provisions of".

5.   Section 1.13 is hereby amended in its entirety as follows:

          "1.13 "Plan" means a retirement plan which has been established by the Company or by a Subsidiary and for which this agreement has been adopted as the funding medium;".

6. Effective as of October 2, 2000, Section 1.16 is hereby amended to delete "Separate Investment Trust Account" and replace it with "Separate Investment Account".
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7.   Section 1.25 is hereby added as follows immediately following Section 1.24:

          "1.25 "Company Stock" means common stock of the Company, and common stock of FMC Technologies, Inc. prior to the date upon which shares of FMC Technologies, Inc. common stock are no longer "qualifying employer securities" for purposes of section 407 of ERISA. It shall be the sole responsibility of the Investment Subcommittee to determine whether the shares of common stock of FMC Technologies, Inc. are "qualifying employer securities" under ERISA;".

8.   Section 1.26 is hereby added as follows immediately following Section 1.25:

          "1.26 "Plan Account" means the interest of each Plan in the Trust Fund;".

9. Section 2.1 is hereby amended to insert the following language between "in such amounts" and ", at such times":

     "(but not exceeding the then value of the Plan Account to which the distribution is chargeable)".

10.  Section 5.5 is hereby amended in its entirety to read as follows:

          "5.5 (a) The Investment Subcommittee shall have the sole investment responsibility with respect to the retention, sale, purchase or voting of any Company Stock other than Company Stock which has been allocated to a Separate Account over which the Investment Subcommittee has delegated investment responsibility to an Investment Adviser. The Trustee shall have custody of such Company Stock and shall act with respect thereto as directed by an Investment Adviser of a Separate Account holding Company Stock or the Investment Subcommittee with respect to Company Stock in a Company Stock Account. The Trustee shall not make any investment review of, consider the propriety of holding or selling, or vote any such Company Stock. With respect to such Company Stock, the Investment Subcommittee shall have the investment powers granted to the Trustee by ARTICLE FOUR as limited by Section 5.1 and Section 5.2 of ARTICLE FIVE, as if all references therein to the Trustee referred to the Investment Subcommittee. No provision of this Section 5.5 shall prevent the Trustee from taking any action with respect to the voting or tender of such Company Stock if the Trustee determines in its sole discretion that such action is necessary in order for the Trustee to fulfill its fiduciary responsibilities under ERISA;

          (b) In the event that shares of common stock of the Company held in the Company Stock Account receive a distribution of common stock of FMC Technologies, Inc. ("FTI Stock"), such FTI Stock shall be held in a Separate Investment Account for which the Investment Subcommittee shall have investment responsibility as provided for in ARTICLE THREE.

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          (c) In the event that the Investment Subcommittee determines that FTI
     Stock is no longer a "qualifying employer security" for purposes of section 407 of ERISA, a Company Stock Account composed of investments in FTI Stock shall become a Separate Investment Account for which the Investment Subcommittee shall have investment responsibility as provided for in ARTICLE THREE.

          (d) If the Investment Subcommittee or its designee determines to swap shares of FTI Stock with another trust or to enter into non-market trades, it shall direct the Trustee with respect to the terms and conditions of such trades."

11. The language "the Plan" is hereby replaced with "any Plan" in Sections 9.3 the first line, 9.12 and 9.13.

12. The fourth line of Section 9.11 is hereby amended in its entirety to read as follows:

     "expenses of administering a Plan or, except as otherwise permitted under the affected Plan and under"

13. The following new Article Eleven is hereby added immediately following Article Ten:

                  "ARTICLE ELEVEN:  VALUATION AND ALLOCATION

          The Trustee shall hold the Trust Fund as a commingled fund or commingled funds in which each separate Plan shall be deemed to have a proportionate undivided interest in the fund or funds in which it participates, except that each fund or asset identified by the Committee as allocable to a particular Plan Account, herein referred to as an "identified fund" or "identified asset", and income, appreciation or depreciation and expenses attributable to a particular Plan Account or to an identified asset thereof, shall be allocated or charged to that Plan Account. Contributions shall be designated by the Committee as allocable, and distributions shall be designated by the Committee as chargeable, to a particular Plan Account and shall be so allocated or charged. Upon the direction of the Committee the Trustee shall periodically determine the value of each Plan Account on such basis as the Trustee and the Committee shall from time to time agree (considering the fair market value of the assets initially received from the predecessor trustee or the Company with respect to the Plan and subsequent contributions and distributions, net income, net appreciation or depreciation and expenses attributable to the
     Plan) and shall render a statement thereof to the Committee within sixty
     (60) days after each valuation date."

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     IN WITNESS WHEREOF, the Company and the Trustee have caused this Amendment to be executed and attested by their respective corporate officers effective on the day and year first written above.

                                       FMC CORPORATION
                                       By:  /s/ Stephen F. Gates
                                            ------------------------------
                                       Its: Senior Vice President,
                                            General Counsel and
                                            Secretary

ATTEST
/s/ Lori A. Lenard
-------------------------
Its:  Assistant Secretary

The undersigned, Steven H. Shapiro, does hereby certify that he/she is the duly elected, qualified and acting Secretary of FMC Corporation (the "Company") and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of the Company with full power and authority to execute this Amendment on behalf of the Company and to take such other actions and execute such other documents as may be necessary to effectuate this Amendment.

/s/ Steven H. Shapiro
-------------------------
Assistant Secretary
FMC Corporation
                                       THE NORTHERN TRUST COMPANY
                                       By:  /s/ M. Curtis Pence
                                            -----------------------------
                                       Its: Vice President

ATTEST:

_________________________
Its:  Assistant Secretary

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